UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2010

Varian, Inc.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-25393
(Commission File Number)

77-0501995
(IRS Employer Identification No.)

3120 Hansen Way, Palo Alto, California	94304-1030
(Address of principal executive offices)	(Zip Code)

(650) 213-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 21, 2010, the European Commission announced that they have granted conditional antitrust clearance of the proposed acquisition of Varian, Inc. (“Varian”) by Agilent Technologies, Inc. (“Agilent”). As part of the European Commission’s clearance decision, Varian and Agilent have committed to sell Varian’s laboratory gas chromatography (GC) business; Varian’s triple quadrupole gas chromatography-mass spectrometry (GC-MS triple quad) business; Varian’s inductively-coupled plasma-mass spectrometry (ICP-MS) business; and Agilent’s micro gas chromatography (micro GC) business.

A copy of the press release issued by Agilent and Varian regarding the European Commission’s conditional clearance and other matters relating to the acquisition of Varian by Agilent is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

99.1	Press Release issued January 21, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN, INC. (Registrant)

By	/s/ G. EDWARD MCCLAMMY
G. Edward McClammy Senior Vice President and Chief Financial Officer

Date: January 21, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press Release issued January 21, 2010.